UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2019 (July 12, 2019)

FRED’S, INC.

(Exact Name of Registrant as Specified in Charter)

 ______________________

Commission File Number 001-14565

Tennessee	62-0634010
(State or other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

4300 New Getwell Road, Memphis, Tennessee 38118

(Address of principal executive offices)

(901) 365-8880

Registrant’s telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, no par value	FRED	The NASDAQ Global Select Market
Share Purchase Rights

Item 1.01. Entry into a Material Definitive Agreement.

On July 12, 2019, Fred’s, Inc. (the “Company”) and certain of its subsidiaries entered into that certain Third Amendment to Forbearance Agreement and Eleventh Amendment to Credit Agreement (the “Third Amendment”), by and among the Company and certain of its subsidiaries, Regions Bank, in its capacity as administrative agent and co-collateral agent (“Regions”), Bank of America, N.A., in its capacity as co-collateral agent (together with Regions, the “Agents”), and Regions Bank and Bank of America, N.A., as lenders (the “Lenders”). The Third Amendment amends the Company’s existing (i) Forbearance Agreement, Eighth Amendment to Credit Agreement and Fourth Amendment to Amended and Restated Addendum to Credit Agreement, dated as of May 15, 2019, as amended as of June 20, 2019 and July 1, 2019 (as amended, the “Forbearance Agreement”) and (ii) Credit Agreement, dated as of April 9, 2015, as amended as of October 23, 2015, December 28, 2016, January 27, 2017, July 31, 2017, August 22, 2017, April 5, 2018, August 23, 2018, May 15, 2019, June 20, 2019 and July 1, 2019 (as amended, the “Credit Agreement”).

Among other things, the Third Amendment provides for the following:

•

an amendment to the definition of “Closed Stores” (the closures of which are included in the events of default stipulated by the Company and certain of its subsidiaries in the Forbearance Agreement) to include an additional 129 front stores; and

•	a change to the permitted variance from forecasted amounts for disbursements from 15% to 10%.

The Third Amendment does not require the Lenders to forbear from exercising remedies under the Credit Agreement with respect to the stipulated events of default. An event of default, which is not cured or waived, permits, among other remedies, acceleration of the Company’s indebtedness under the Credit Agreement and the addition, at the option of the Required Lenders (as defined in the Credit Agreement), of 200 basis points to the applicable interest rate with respect to all loans under the Credit Agreement (the “Default Rate”). As of the date of this Current Report on Form 8-K, the Lenders have not taken any action to accelerate the Company’s indebtedness, impose the Default Rate or exercise other remedies under the Credit Agreement, but there can be no assurance that the Lenders will not do so in the future. If the Company’s indebtedness is accelerated, whether due to the stipulated events of default or otherwise, the Company cannot be certain that it will have sufficient funds available to pay the accelerated indebtedness or that it will have the ability to refinance the accelerated indebtedness on terms favorable to the Company or at all. Any future exercise of remedies by the Lenders under the Credit Agreement could have a material adverse effect on the Company’s business, results of operations and financial condition and could impact the Company’s ability to continue as a going concern.

The Lenders (and their respective subsidiaries or affiliates) have in the past provided, or may in the future provide, investment banking, underwriting, lending, commercial banking, trust and other advisory services to the Company, its subsidiaries or affiliates. These parties have received, and may in the future receive, customary compensation from the Company, its subsidiaries or affiliates, for such services.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.05. Costs Associated with Exit or Disposal Activities.

As contemplated by the Third Amendment discussed in Item 1.01 above, on July 12, 2019, the Company approved a plan to close 129 underperforming front stores (the “Plan”). The front store closures under the Plan are in addition to the previously announced closure of 49 front stores, as described in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on July 5, 2019, the closure of 104 stores, as described in the Company’s Current Report on Form 8-K, filed with the SEC on May 16, 2019 and the closure of 159 stores, as described in the Company’s Current Report on Form 8-K, filed with the SEC on April 11, 2019. The decision to close these additional stores under the Plan is the result of the Company’s continued evaluation of its store portfolio, as well as the Company’s effort to refocus product mix and repay outstanding indebtedness, among other factors. The Company intends to close the additional stores under the Plan by the end of August 2019.

The Company is currently unable in good faith to make a determination of an estimate of the amount or range of amounts expected to be incurred in connection with the Plan, both with respect to each major type of cost associated therewith and with respect to the total cost, or an estimate of the amount or range of amounts that will result in future cash expenditures. The Company will file an amendment to this Current Report on Form 8-K after it determines such estimates or ranges of estimates.

The timing of the store closures is subject to change until finalized. The actual timing may vary materially based on various factors. See “Forward Looking Statements” below.

Item 2.06. Material Impairments.

The information set forth in Item 2.05 is incorporated herein by reference. On July 12, 2019, the Company concluded that a material charge for impairment is required in connection with the Plan. The Company is currently unable in good faith to make a determination of an estimate of the amount or range of amounts of impairment charge to be incurred in connection with the Plan, or an estimate of the amount or range of amounts of the impairment charge that will result in future cash expenditures. The Company will file an amendment to this Current Report on Form 8-K after it determines such estimates or ranges of estimates.

Item 7.01 Regulation FD Disclosure.

On July 12, 2019, the Company issued a press release announcing the Plan and inventory clearance sales across all of the Company’s stores. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Forward Looking Statements

Comments in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. A reader can identify forward-looking statements because they are not limited to historical facts or they use such words as “outlook,” “guidance,” “may,” “should,” “could,” “believe,” “anticipate,” “project,” “plan,” “expect,” “estimate,” “objective,” “forecast,” “goal,” “intend,” “committed,” “continue,” or “will likely result” and similar expressions that concern the Company’s strategy, plans, intentions or beliefs about future occurrences or results. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales growth, comparable sales, earnings and performance, shareholder value, capital expenditures, cash flows, demand for products, share repurchases, strategic initiatives, including those relating to store closures and acquisitions and dispositions by the Company and the expected impact of such transactions on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts. Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. A wide variety of potential risks, uncertainties and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to risks and uncertainties associated with: (i) the competitive nature of the industries in which we operate; (ii) our turnaround plan and the implementation of our strategic initiatives, and their impact on our sales, costs and operations; (iii) our store closures and the related sales of inventory and real estate issues; (iv) our divestitures; (v) utilizing our existing and new stores and the extent of our pharmacy department presence in new and existing stores; (vi) conditions affecting the retail sector as a whole; (vii) our reliance on a single supplier of pharmaceutical products; (viii) our pharmaceutical drug pricing; (ix) reimbursement rates and the terms of our agreements with pharmacy benefit management companies; (x) consolidation in the healthcare industry; (xi)  our private brands; (xii) the seasonality of our business and the impact of adverse weather conditions; (xiii) operational, supply chain and distribution difficulties; (xiv) merchandise supply and pricing; (xv) consumer demand and product mix; (xvi) delayed openings and operating new stores and distribution facilities; (xvii) our employees; (xviii) risks relating to payment processing; (xix) our computer systems, and the processes supported by our information technology infrastructure; (xx) our ability to protect the personal information of our customers and employees; (xxi) cyber-attacks; (xxii) changes in governmental regulations; (xxiii) the outcome of legal proceedings, including claims of product liability; (xxiv) insurance costs; (xxv) tax assessments and unclaimed property audits; (xxvi) current economic conditions;  (xxvii) our indebtedness and our ability to satisfy our debt obligations and obtain forbearance or waivers for any defaults; (xxviii) the terms of our existing and future indebtedness, including the covenants set forth in the documents governing such indebtedness; (xxix) any acquisitions we may pursue and the ability to effectively integrate businesses that we acquire; (xxx) our ability to remediate the material weaknesses in our internal controls over financial reporting and otherwise maintain effective internal controls over financial reporting; (xxxi) our largest stockholder holding a significant percentage of our outstanding equity; (xxxii) our ability to pay dividends and/or repurchase shares of our Class A voting common stock; (xxxiii) our ability to attract and retain talented executives; (xxxiv) any strategic alternatives that we decide to pursue, if any; (xxxv) our ability to continue as a going concern; (xxxvi) our ability to meet all applicable Nasdaq requirements and (xxxvii) the factors listed under Item 1A: “Risk Factors”  in our Annual Report on Form 10-K filed on May 3, 2019 with the Securities and Exchange Commission, under Part II, Item 1A: “Risk Factors” in our Form 10-Q for the quarter ended May 4, 2019, and in any subsequent quarterly filings on Form 10-Q filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date made. The Company undertakes no obligation to release revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.
10.1

Third Amendment to Forbearance Agreement and Eleventh Amendment to Credit Agreement, dated as of July 12, 2019, by and among Fred’s, Inc. and certain of its subsidiaries, Regions Bank, in its capacity as administrative agent, co-collateral agent and lender, and Bank of America, N.A., in its capacity as co-collateral agent and lender.

99.1	Press Release of Fred’s, Inc., dated July 12, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRED’S INC.

Date: July 15, 2019	By:	/s/ Joseph Anto
	Name:	Joseph Anto
	Title:	Chief Executive Officer